UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 26, 2013

Starz

(Exact name of registrant as specified in its charter)

Delaware	001-35294	20-8988475
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8900 Liberty Circle

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 852-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01. Regulation FD Disclosure.

On November 26, 2013, Starz (the “ Company”) issued a press release, attached hereto as Exhibit 99.1, announcing that Scott Macdonald, CFO of the Company, will be presenting at the Bank of America Merrill Lynch 2013 Leveraged Finance Conference on Wednesday, December 4, 2013 at 8:50 a.m. Eastern Time at the Boca Raton Resort & Club in Boca Raton, Florida.  During his presentation, Mr. Macdonald may make observations regarding the Company’s financial performance and outlook.

This Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Name
99.1	Press Release of Starz, dated November 26, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2013	STARZ

	By:	/s/ J. Steven Beabout
J. Steven Beabout
Executive Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit No.	Name
99.1	Press Release of Starz, dated November 26, 2013.